UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2023 (August 8, 2023)

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 Delaware
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                         (801) 952-3390
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	WMC	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 8, 2023, Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”), announced it entered into an Agreement and Plan of Merger, dated as of August 8, 2023 (the “Merger Agreement”), with AG Mortgage Investment Trust, Inc., a Maryland corporation (“MITT”), AGMIT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of MITT (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement, AG REIT Management, LLC, a Delaware limited liability company (“MITT Manager”). Pursuant to, and subject to the terms and conditions set forth in, the Merger Agreement, WMC will merge with and into Merger Sub, with Merger Sub surviving (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of WMC common stock will be converted into the right to receive the following (the “Per Share Merger Consideration”): (i) 1.50 shares of MITT common stock pursuant to a fixed exchange ratio (subject to adjustment for transaction expenses); and (ii) the per share portion of a cash payment from MITT Manager equal to the lesser of $7,000,000 or approximately 9.9% of the aggregate Per Share Merger Consideration (any difference between $7,000,000 and the approximately 9.9% cap will be used to benefit the combined company post-closing by offsetting reimbursable expenses that would otherwise be payable to MITT Manager). Additionally, MITT Manager, which will be the manager of the combined company, will waive $2,400,000 of management fees owed to it in the first year post-closing. Cash will be paid in lieu of any fractional shares of MITT common stock that would otherwise have been received as a result of the Merger. For purposes of the transaction expenses adjustment, WMC’s transaction expenses exclude (i) a $7,000,000 termination fee payable by WMC to its existing manager in connection with the termination of the existing WMC management agreement, (ii) accrued but unpaid management fees and unreimbursed expenses owed to WMC’s manager, (iii) transfer taxes, (iv) the cost of a D&O tail policy and (v) the TPT Termination Fee (as defined below).

Each outstanding share of WMC’s restricted common stock and each WMC restricted stock unit (each, a “WMC Equity Award”) will vest in full immediately prior to the Effective Time and, as of the Effective Time, be considered outstanding for all purposes of the Merger Agreement, including the right to receive the Per Share Merger Consideration, except that WMC Equity Awards granted to members of the WMC board of directors at WMC’s 2023 annual stockholders’ meeting (collectively, the “2023 Director Awards”) will be treated as follows: (i) for M. Christian Mitchell and Lisa G. Quateman, who will be appointed to the MITT board of directors following the Merger (the “WMC Director Designees”), the 2023 Director Awards will be equitably adjusted effective as of the Effective Time into awards relating to shares of MITT common stock that have the same value, vesting terms and other terms and conditions as applied to the corresponding WMC restricted stock units immediately prior to the Effective Time and (ii) for members of the WMC board of directors who are not WMC Director Designees, the 2023 Director Awards will accelerate and vest pro-rata effective as of immediately prior to the Effective Time based on a fraction, the numerator of which is the number of days between the grant date and the closing of the Merger and the denominator of which is 365, and the remaining unvested portion of such 2023 Director Awards will be cancelled without any consideration.

The obligation of each party to consummate the Merger is subject to a number of conditions, including, among others, (a) the approval of the Merger and other transactions as contemplated by the Merger Agreement by the affirmative vote of a majority of the outstanding shares entitled to vote by WMC stockholders (the “WMC Stockholder Approval”), (b) the approval of the issuance of MITT common stock pursuant to the Merger Agreement by the affirmative vote of MITT stockholders holding a majority of the votes cast (the “MITT Stockholder Approval”), (c) the Registration Statement (as defined below) being declared effective by the SEC, (d) the listing on the NYSE of the shares of MITT common stock that will be issued in connection with the Merger, (e) the representations and warranties of each of the parties being true and correct, subject to the materiality standards contained in the Merger Agreement, (f) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (g) the absence of a material adverse effect with respect to either MITT or WMC, (h) the WMC Director Designees having been appointed to the MITT board of directors, and (i) the delivery of certain tax opinions, documents and certificates.

The Merger Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties of the parties are subject to certain important qualifications and limitations set forth in confidential disclosure letters delivered by MITT, on the one hand, and WMC, on the other hand, and were made solely for purposes of the Merger Agreement. The representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties are primarily intended to establish circumstances in which either of the parties may not be obligated to consummate the Merger, rather than establishing matters as facts. In addition, the Merger Agreement provides that each of MITT and WMC will, until the Effective Time, use commercially reasonable efforts to operate their respective businesses in all material respects in the ordinary course and preserve substantially intact its current business organization and preserve key business relationships. Each of MITT and WMC is subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring indebtedness.

The Merger Agreement provides for reciprocal “no-shop” provisions, which prohibit each of MITT, WMC and their respective subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging the making of a competing proposal; (b) engaging in any discussions or negotiations with any person with respect to a competing proposal; (c) furnishing any non-public information regarding it or any of its subsidiaries, or access to its properties, assets or employees, in connection with a competing proposal; (d) entering into a letter of intent or agreement in principle or other agreement providing for a competing proposal; or (e) effecting a change of recommendation. The no-shop provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of MITT or WMC to engage in certain of the foregoing activities under certain circumstances in the event that it receives a bona fide, competing proposal that is, or is reasonably expected to lead to, a “superior proposal,” that did not result from a material breach of the foregoing restrictions.

At any time prior to obtaining the requisite stockholder approval, under certain specified circumstances, the board of directors of each of MITT and WMC may change its recommendation to its stockholders regarding the Merger (with respect to the WMC board of directors) or the issuance of shares of MITT common stock (with respect to the MITT board of directors), if such board of directors (i) determines in good faith after consulting with its outside legal counsel that the failure to do so would reasonably be likely to be inconsistent with such board of directors’ legal duties as directors under applicable law (outside the context of a competing proposal, which is addressed in the following prong (ii)) or (ii) in response to a bona fide unsolicited written competing proposal that such board of directors has determined in good faith (after consultation with its legal and financial advisors) is a “superior proposal,” provided the party intending to make the change of recommendation complies with the procedures set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for both MITT and WMC, including if there is a failure to complete the Merger on or before May 2, 2024, a failure to obtain the MITT Stockholder Approval or the WMC Stockholder Approval, a change of recommendation of the other party’s board of directors, acceptance of a superior proposal, or uncured breaches of the Merger Agreement by the other party. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation or the acceptance of a superior proposal, MITT or WMC, as applicable, would be required to pay the other party a termination fee of, in the case of payment by WMC, $3,000,000 and, in the case of payment by MITT, $6,000,000. Additionally, the Merger Agreement provides that in the event of termination by either WMC or MITT due to the other party’s failure to obtain its stockholder approval, the party that was unable to obtain its stockholder approval will reimburse the other party for its transaction expenses, up to a cap ($2,000,000 reimbursement cap for the expenses of WMC; $1,000,000 reimbursement cap for the expenses of MITT).

In the Merger Agreement, MITT has agreed to take all necessary corporate action so that upon and after the Effective Time, the size of the MITT board of directors is increased by two members, and the WMC Director Designees be appointed to the MITT board of directors. MITT has further agreed to nominate the WMC Director Designees to the MITT board of directors at the next annual meeting following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to WMC’s Management Agreement

In connection with the execution of the Merger Agreement, WMC, WMC’s external manager, Western Asset Management Company, LLC, a California limited liability company, and MITT (solely with respect to certain provisions) entered into an amendment (the “WMC Management Agreement Amendment”) to the existing WMC management agreement, dated as of May 9, 2012, as amended on August 3, 2016 (the “WMC Management Agreement”). The WMC Management Agreement Amendment provides that upon the completion of the transactions contemplated by the Merger Agreement, the WMC Management Agreement will terminate, and as a result of the completion of the transactions contemplated by the Merger Agreement and the termination of the WMC Management Agreement, WMC will pay Western Asset Management Company, LLC a termination fee of $7,000,000 and any accrued but unpaid management fees and unreimbursed expenses.

The foregoing description of the WMC Management Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the WMC Management Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On August 8, 2023, WMC terminated its previously announced Agreement and Plan of Merger (the “TPT Merger Agreement”) between WMC and Terra Property Trust, Inc. (“TPT”) in order to enter into the Merger Agreement. The determination to terminate the TPT Merger Agreement and enter into the Merger Agreement followed a determination by the WMC board of directors that the proposal made by MITT to acquire WMC remained a “Parent Superior Proposal” within the meaning of the TPT Merger Agreement. Concurrent with such termination and entry into the Merger Agreement, TPT was paid a termination fee (the “TPT Termination Fee”) of $3,000,000 in accordance with the TPT Merger Agreement.

Item 8.01 Other Events

Amendment to MITT’s Management Agreement

Contemporaneously with the execution of the Merger Agreement, MITT and MITT Manager entered into an amendment (the “MITT Management Agreement Amendment”) to the existing MITT Management Agreement, as amended on April 6, 2020, September 24, 2020, and November 22, 2021 (as amended, the “Existing MITT Management Agreement”). The MITT Management Agreement Amendment will become effective automatically upon the closing of the Merger, and will have no force and effect if the Merger does not close. Under the terms of the MITT Management Agreement Amendment, (i) MITT Manager’s base management fee will be reduced by $600,000 for the first four quarters following the Effective Time, beginning with the fiscal quarter in which the Effective Time occurs, and (ii) MITT Manager will waive its right to seek reimbursement from MITT for any expenses otherwise reimbursable by MITT under the Existing MITT Management Agreement in an amount equal to the excess, if any, of $7,000,000 over the aggregate cash portion of the Per Share Merger Consideration paid by MITT Manager to the holders of WMC common stock in the Merger.

The foregoing description of the MITT Management Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the MITT Management Agreement Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 8, 2023, by and among AG Mortgage Investment Trust, Inc., AGMIT Merger Sub, LLC, Western Asset Mortgage Capital Corporation and, solely for the limited purposes set forth therein, AG REIT Management, LLC.*

10.1
Amendment to Management Agreement, dated as of August 8, 2023, by and among Western Asset Mortgage Capital Corporation, Western Asset Management Company, LLC and, solely for the purposes of certain sections therein, AG Mortgage Investment Trust, Inc.

99.1	Fourth Amendment to Management Agreement, dated as of August 8, 2023, by and between AG Mortgage Investment Trust, Inc. and AG REIT Management, LLC.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. WMC agrees to furnish a supplemental copy of any omitted schedule to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

Important Additional Information and Where to Find It

In connection with the proposed Merger, MITT expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus of MITT and a joint proxy statement of MITT and WMC (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus will contain important information about MITT, WMC, the proposed Merger and related matters. MITT and WMC also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the stockholders of MITT and WMC for their consideration. The definitive joint proxy statement/prospectus will be sent to the stockholders of MITT and WMC, and will contain important information about MITT, WMC, the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document MITT or WMC may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY MITT AND WMC WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MITT, WMC AND THE PROPOSED MERGER. Investors

and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.agmit.com. Copies of the documents filed by WMC with the SEC are also available free of charge on WMC’s website at www.westernassetmcc.com.

Participants in the Solicitation Relating to the Merger

MITT, WMC and certain of their respective directors and executive officers and certain other affiliates of MITT and WMC may be deemed to be participants in the solicitation of proxies from the common stockholders of WMC and MITT in respect of the proposed Merger. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 13, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on May 2, 2023. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on March 22, 2023. Additional information regarding the interests of such participants in the Merger will be included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from MITT or WMC, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. MITT and WMC intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding MITT and WMC include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: MITT’s and WMC’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from WMC’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of MITT and WMC management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that MITT’s and WMC’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of MITT’s or WMC’s common stock. Additional risks and uncertainties related to MITT’s and WMC’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in MITT’s and WMC’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which MITT or WMC are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by MITT or WMC on their respective websites or otherwise. Neither MITT nor WMC undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ Robert W. Lehman
	Name:	Robert W. Lehman
	Title:	Chief Financial Officer

Date:  August 9, 2023